Exhibit 10.4






                                        January 13, 1997



Mark A. Smith, Attorney at Law
Dorje Dzong
1345 Spruce St., Suite I
Boulder, CO 80302

Dear Mr. Smith:

This letter will confirm our recent discussions and your December
20, 1996 letter to Bion Environmental Technologies, Inc. ("BIET") as follows:

     1)    Dublin  Holding,  Ltd.  ("DHL")  was  transferred   by
     LoTayLingKyur, Inc. ("LTLK") the right to receive interest and consulting payments due to LTLK from BIET for the months of October, November, and December 1996.

     2) DHL agreed during November to allow BIET to add these sums to the outstanding note between DHL and BIET.

     3) DHL agreed to convert the entire balance of the outstanding note of $319,527 (principal, interest, LTLK pay-ments) into BIET securities by acquiring 106,509 units ("Units") (consisting of one share of BIET common stock plus one Class K Warrant) at a price of $3.00 per Unit as of December 1, 1996.

     4) Subsequently, DHL agreed to convert all of its Class E and Class K Warrants to Class E-1 Warrants.

                                        Yours truly,

                                        /s/ Jon Northrop


                                        Jon Northrop
                                        Chief Executive Officer

cc: Dublin Holding, Ltd.








                                        January 13, 1997



Mark A. Smith, President
LoTayLingKyur, Inc.
Dorje Dzong
1345 Spruce St., Suite I
Boulder, CO 80302

Dear Mr. Smith:

This letter will confirm our recent discussions and your December
20, 1996 letter to Bion Environmental Technologies, Inc. ("BIET") as follows:

     1)  LoTayLingKyur, Inc. ("LTLK") (in partial repayment of  a debt) transferred to Dublin Holding, Ltd. ("DHL") the right to receive October, November, and December 1996 interest payments and consulting fees due LTLK from BIET.

     2)  This transfer was made in November 1996.

                                        Yours truly,

                                        /s/ Jon Northrop


                                        Jon Northrop
                                        Chief Executive Officer